Exhibit 10.1

July 27, 2004

Lydall, Inc.

Lydall Deutschland Holding GmbH

c/o Lydall, Inc.

One Colonial Road

Manchester, Connecticut 06045

Re:    Credit Agreement

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement dated as of July 14, 1999 (as amended and restated as of May 13, 2002 and as amended and restated as of August 29, 2003, the “Credit Agreement”) among Lydall, Inc., a Delaware corporation (the “Borrower”); Lydall Deutschland Holding GmbH (the “Subsidiary Borrower”); each of the financial institutions which is a signatory thereto as a “Lender” (the “Lenders”); JPMorgan Chase Bank, as administrative agent for the Lenders (the “Administrative Agent”); and Fleet National Bank, as documentation agent for the Lenders (the “Documentation Agent”). All terms used herein and not defined herein shall have the meanings ascribed to them in the Credit Agreement.

Effective as of June 30, 2004, each of the Borrower, the Subsidiary Borrower and the Lenders agree that Section 6.16 of the Credit Agreement is hereby amended to substitute “(a) for the fiscal quarter ended June 30, 2004, $18,000,000, (b) for the fiscal quarter ended September 30, 2004, $18,000,000, (c) for the fiscal quarter ended December 31, 2004, $18,000,000 and (d) thereafter, $22,000,000” in place of “$22,000,000”. In consideration of such amendment, the Borrower agrees to pay to the Administrative Agent on the date hereof a nonrefundable fee equal to $75,000 to be allocated among the Lenders who execute this consent pro rata based on their respective Revolving Credit Commitments.

Except as specifically set forth herein, the terms of this letter shall not operate as a waiver by the Administrative Agent, the Documentation Agent or the Lenders of any affirmative, negative or financial covenant contained in the Credit Agreement or otherwise prejudice the rights, remedies or powers of the Administrative Agent, the Documentation Agent or any Lender under the Credit Agreement, the other Loan Documents or applicable law. Except as expressly provided herein: (i) no terms and provisions of the Loan Documents are modified or changed by this letter; and (ii) the terms and provisions of the Loan Documents shall continue in full force and effect.

Very truly yours,

JPMORGAN CHASE BANK, individually and

as Administrative Agent

By:	/S/ PETER M. KILLEA
Name: Peter M. Killea Title: Vice President

FLEET NATIONAL BANK, individually and as Documentation Agent

By:
Name: Title:

THE BANK OF NEW YORK

By:	/S/ SCOTT BOGNAR
Name: Scott Bognar Title: Vice President

WEBSTER BANK

By:	/S/ MARK S. FUCCI
Name: Mark S. Fucci Title: Vice President

BROWN BROTHERS HARRIMAN & CO

By:	/S/ JARED S. KEYES
Name: Jared S. Keyes Title: Managing Director

ACKNOWLEDGED AND AGREED: LYDALL, INC.

By:	/S/ THOMAS P. SMITH
Name: Thomas P. Smith Title: Vice President, CFO & Treasurer

LYDALL DEUTSCHLAND HOLDING GMBH

By:	/S/ DAVID FREEMAN
Name: David Freeman Title: CEO